SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Florida Tax Exempt Income Fund -- Class A
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
8/24/90

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   n/a          1,000

ERV = Ending Redeemable Value    $1,040   n/a          $1,402

T   = Average Annual
      Total Return               +4.05%    n/a          7.35%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $1,325,642

Expenses                         $170,460

Reimbursement                    $0

Average shares                   29,740,842

NAV                              $9.12

Sales Charge                        4.75%

POP                              $9.57

Yield at POP                         4.92%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.92%               4.92%
------       =      ------              =     8.15%
1-39.6%              60.4%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Florida Tax Exempt Income Fund -- Class B
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
1/4/93

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,035     n/a       $1,090


T   = Average Annual
      Total Return                +3.52%     n/a        +3.63%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $214,567

Expenses                         $50,914

Reimbursement                    $0

Average shares                   4,817,238

NAV                              $9.12

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.51%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.51%               4.51%
------       =      ------              =        7.47%
1-39.6%             60.40%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Florida Tax Exempt Income Fund -- Class M
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
5/1/95

TOTAL RETURN

Formula  --  Cumulative Total Return:       ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    n/a        n/a       $999
    $

T   = Cumulative
      Total Return                n/a       n/a        -0.10%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $5

Expenses                         $1

Reimbursement                    $0

Average shares                   113

NAV                              $9.12

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.93%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.76%               4.76%
------       =      ------              =        7.88%
1-39.6%             60.40%